Exhibit 10.11

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXCLUSION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S (“REGULATION S”) PROMULGATED UNDER THE SECURITIES ACT. THIS WARRANT AND THE UNDERLYING SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF ANY PERSON IN THE UNITED STATES OR BY OR ON BEHALF OF ANY U.S. PERSON UNLESS THIS WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THIS WARRANT AND THE UNDERLYING SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.

Void after
March 2, 2010

SURGE GLOBAL ENERGY, INC.
WARRANT TO PURCHASE SHARES

This Warrant is issued to 1304146 Alberta Ltd, a corporation organized under the law of Alberta, Canada (the “Holder”), by Surge Global Energy, Inc., a Delaware corporation (the “Company”), in connection with that certain promissory note made by the Company in favor of the Holder, on even date herewith, in the principal amount of CDN$1.5 Million due and payable on August 30, 2007 (“Note #3”). Notwithstanding anything to the contrary in this Warrant, this Warrant shall become effective only on that date upon which the Company has paid the entire outstanding balance of Note #3 in full pursuant to the provisions of Note #3 (the “Effective Date”). If the Company fails to pay the Note in full, this Warrant shall be void ab initio and be of no force or effect.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company up to the number of fully paid and nonassessable Warrant Shares (as defined below), that equals the quotient obtained by dividing (a) 1,000,000 by (b) the Exercise Price (as defined below).

2. Definitions.

(a) CDN. The term “CDN” means dollars in lawful currency of Canada.

(b) Change of Control. The term “Change of Control” shall mean (i) any consolidation or merger involving the Company pursuant to which the Company’s stockholders own less than fifty percent (50%) of the voting securities of the surviving entity or (ii) the sale of all or substantially all of the assets of the Company.

(c) Exercise Price. The exercise price for the Warrant Shares shall be USD$1.00 per share (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

(d) Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing the Effective Date and ending on the expiration of this Warrant pursuant to Section 14 hereof.

(e) Regulation S. The term “Regulation S” means Regulation S under the Securities Act.

(f) Securities Act. The term “Securities Act” means the United States Securities Act of 1933, as amended.

(g) Shares. The term “Shares” means shares of the Company’s Common Stock.

(h) USD. The term “USD” means dollars in lawful currency of the United States.

(i) U.S. Person. The term “U.S. Person” means a “U.S. person” as such term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act, as presently in effect.

(j) United States. The term “United States” means United States of America, its territories and possessions, any state of the United States and the District of Columbia.

(k) Warrant Shares. The term “Warrant Shares” means the Shares issuable upon exercise of the Warrants.

3. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company (provided, however, the Warrant may not be exercised within the United States or by a U.S. Person, and the Warrant Shares may not be delivered within the United States upon exercise, unless registered under the Securities Act or an exemption from such registration is available); and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

4. Net Exercise. In lieu of cash exercising this Warrant, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Secretary of the Company together with notice of such election (subject, however, to the limitations set forth in the parenthetical language in Section 3(i) above), in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

Y (A-B)
X =	A
Where

X — The number of Shares to be issued to the Holder.

Y — The number of Shares purchasable under this Warrant.

A — The fair market value of one Share.

B — The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of a Share shall mean the average of the closing bid and asked prices of Shares quoted in the over-the-counter market in which the Shares are traded or the closing price quoted on any exchange on which the Shares are listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Shares are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per Share that the Company could obtain from a willing buyer for Shares sold by the Company from authorized but unissued Shares, as such prices shall be determined in good faith by the Company’s Board of Directors.

5. Certificates for Warrant Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter, and in any event within ten (10) days of the delivery of the subscription notice.

6. Issuance of Warrant Shares. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide the Shares, by split up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Warrant Shares shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then the Company shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a Holder of the same number of Shares as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9. Representations of the Company. The Company represents and warrants to the Holder that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10. Representations and Warranties of the Holder. The Holder represents, warrants, acknowledges and agrees that:

(a) Holder (i) is not located in the United States, (ii) is not a U.S. Person, (iii) is not acquiring the Warrant and will not acquire the Warrant Shares for the account or benefit of a U.S. Person or a person in the United States, (iv) did not execute or deliver this Warrant in the United States; and (v) will not engage in any hedging transactions with regard to this Warrant or the Warrant Shares unless in compliance with the Securities Act;

(b) If Holder decides to offer, sell, pledge or otherwise transfer any of the Warrants or Warrant Shares, the Holder will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless such securities are registered for resale under the Securities Act and under any applicable state securities laws, if required, or: (i) the transfer is to the Company; (ii) the transfer is made outside the United States in accordance with the provisions of Regulation S and in compliance with applicable local laws and regulations; (iii) the transfer is made in compliance with an exemption from registration under the Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or (iv) the transfer is made in another transaction that does not require registration under the Securities Act or any applicable state securities laws after the seller furnishes to the Company an opinion of outside counsel in form and substance reasonably satisfactory to the Company or other evidence reasonably satisfactory to the Company to such effect;

(c) This Warrant and the Warrant Shares have not been registered under the Securities Act or the securities laws of any state of the United States and that the issuance of this Warrant and the Warrant Shares will be made in reliance upon an exclusion from such registration requirements availaible under Regulation S, and this Warrant and the Warrant Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act. Holder is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. ADDITIONALLY, HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT AN INVESTMENT IN THIS WARRANT AND THE WARRANT SHARES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF HOLDER’S INVESTMENT. Holder has no immediate need for liquidity in connection with this investment, and does not anticipate that such Holder will be required to sell this Warrant or Warrant Shares in the foreseeable future;

(d) This Warrant and the Warrant Shares are being acquired for the Holder’s own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act;

(e) The Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction excluded from the registration and prospectus delivery requirements of the Securities Act pursuant to Regulation S and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration;

(f) Holder has such knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares and of protecting Holder’s interests in connection therewith;

(g) Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant;

(h) Holder will sell the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act;

(i) Company will refuse to register any transfer of the Warrants and the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and

(j) Holder acknowledges that the Warrants are being issued pursuant to certain prospectus and registration exemptions under Canadian securities laws and that each of the Warrants and the Warrant Shares may be subject to a statutory hold period which may be of indefinite duration.

11. Restrictive Legend.

(a) All certificates representing the Warrant Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXCLUSION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S (“REGULATION S”) PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(b) Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Company may refuse to register any sale or transfer not in compliance with such other securities legislation.

12. Payment of Taxes. The Company shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

13. Rights of Stockholders. No Holder shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the Holder of the Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

14. Expiration of Warrant; Notice of Certain Events Terminating This Warrant.

(a) This Warrant shall expire and shall no longer be exercisable upon the earlier to occur of:

(i) 5:00 p.m., California local time, on March 2, 2010; or

(ii) Any Change of Control.

(b) The Company shall provide at least ten (10) calendar days prior written notice of any Change of Control).

15. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder’s address as set forth on the Schedule of Warrant Shareholders to the Purchase Agreement, and (ii) if to the Company, at the address of its principal corporate offices (attention: President), with a copy to Steven T. Anapoell, Esq., Greenberg Traurig, LLP, 650 Town Center Drive, Suite 1700, Costa Mesa, California 92626 or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

16. Registration Statement.

(a) Within 45 days following March 2, 2007, the Company covenants to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form SB-2 (“SB-2 Registration Statement”) registering the Warrant Shares with any other securities of the Holder for resale by the Holder. The Company covenants to keep the SB-2 Registration Statement effective for up to two years following the date the SB-2 Registration Statement becomes effective or, if earlier, until the Holder has completed the distribution related thereto. Holder shall prepare and file with the SEC such amendments and supplements to the SB-2 Registration Statement and the prospectus used in connection with such SB-2 Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the SB-2 Registration Statement. The Company shall furnish to the Holder such number of copies of a prospectus in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Warrant Shares owned by them. The Company shall notify the Holder by written notice to the address set forth on the books of the Company (unless the Company is notified in writing of a different address for the Holder) at any time when a prospectus relating thereto is required to be delivered under the of the happening of any event as a result of which the prospectus included in the SB-2 Registration Statement as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(b) Notwithstanding anything to the contrary in Section 16(a) above, if the Company becomes eligible to register the Warrant Shares on Form S-3, Company will (i) prepare and file with the SEC a registration statement on Form S-3 (“S-3 Registration Statement”) registering the Warrant Shares for resale by the Holder; and (ii) the Company shall keep the S-3 Registration Statement effective for a period of up to three years following the date the SB-2 Registration Statement (as opposed to the S-3 Registration Statement) became effective or, if earlier, until the Holder has completed the distribution related thereto. At such time as the SEC declares the S-3 Registration Statement effective, the Company shall no longer have any obligations under Section 16(a) above. The Company shall furnish to the Holder such number of copies of a prospectus in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Warrant Shares owned by Holder. The Company shall notify the Holder by written notice to the address set forth on the books of the Company (unless the Company is notified in writing of a different address for the Holder) at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the S-3 Registration Statement as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(c) It shall be a condition precedent to the obligations of Surge to take any action under this Section 16 that the Holder shall furnish to the Company such information regarding Holder, the Warrant Shares held by Holder and the intended method of disposition of such securities as may be reasonably requested by the Company and as shall be required to effect the registration of the Warrant Shares.

17. Restrictions on Transfer. The Holder shall refuse to register any sale or transfer of the Warrant or Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; provided, however, if foreign law prevents the Company from refusing to register such securities transfers, the Company shall implement procedures to prevent any transfer not made in accordance with the provisions of Regulation S.

18. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

19. Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the Holder and of the holder of the Warrant Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

Issued this March 2, 2007.

COMPANY

Surge Global Energy, Inc., a Delaware corporation

By:
Title:

EXHIBIT A

NOTICE OF EXERCISE

TO:	Surge Global Energy, Inc.
12220 El Camino Real
Suite 410
San Diego, CA 92130
Attention: President

1. The undersigned hereby elects to purchase __________ shares of Common Stock (the “Shares”) Surge Global Energy, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

___
The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___	The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing such Shares in the name of the undersigned or in such other name as is specified below:

_________________________________

(Name)

_________________________________

_________________________________

(Address)

4. The undersigned represents, warrants, certifies and agrees as follows (only one of the following must be checked):

A. ☐
The undersigned holder (a) at the time of exercise of these Warrants is not in the United States, (b) is not a “U.S. person” (a “U.S. Person”), as such term is defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising such securities on behalf of a U.S. Person or a person in the United States, (c) did not execute or deliver this Notice of Exercise in the United States, and (d) agrees not to engage in any hedging transactions related to the Shares unless in compliance with the U.S. Securities Act; or

B. ☐
The undersigned holder has delivered to the Company a written opinion of counsel reasonably satisfactory to the Company to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issuance of the Shares.

The undersigned holder understands that the certificate representing the Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exclusion or exemption from registration is available. Unless Box B above is checked, certificates representing Warrant Shares will not be registered or delivered to an address in the United States.

If Box B is checked, any opinion tendered must be reasonably satisfactory to the Company. Holders planning to deliver an opinion of counsel in connection with the exercise of Warrants should contact the Company in advance to determine whether any opinions to be tendered will be satisfactory to the Company.

(Signature)

(Name)
(Title)
(Date)